UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐             Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2020, Fossil Group, Inc. (the “Company”), Fossil Partners, L.P. (“Fossil Partners”, and Fossil Partners together with the Company, the “U.S. Borrowers”), Fossil Group Europe GmbH (the “Swiss Borrower”), Fossil Asia Pacific Limited (the “Hong Kong Borrower”), Fossil (Europe) GmbH (the “German Borrower”), Fossil (UK) Limited (the “UK Borrower”), Fossil Canada Inc. (the “Canadian Borrower”), Fossil France S.A. (the “French Borrower”), JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto (the “Lenders”), entered into an Amendment No. 2 (the “Amendment”) to that certain asset-based revolving credit agreement, dated as of September 26, 2019, as amended, by and among the U.S. Borrowers, the Swiss Borrower, the Hong Kong Borrower, the German Borrower, the UK Borrower and the Canadian Borrower, certain other subsidiaries of the Company from time to time party thereto designated as borrowers (such subsidiaries, together with the U.S. Borrowers, the Swiss Borrower, the Hong Kong Borrower, the German Borrower, the UK Borrower, the Canadian Borrower and the French Borrower, the “Borrowers”), certain subsidiaries of the Company from time to time party thereto as guarantors, JPMorgan Chase Bank, N.A. as administrative agent, the French collateral agent and the lenders party thereto (the “Revolving Facility”). A copy of the Revolving Facility was filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 1, 2019.

Pursuant to the terms of the Amendment, the Borrowers, the administrative agent and the Lenders agreed to modify certain terms of the Revolving Facility to, among other things, extend the deadline for delivery of the Company’s unaudited quarterly financial statements and related deliverables for the fiscal quarter ended April 4, 2020 to July 6, 2020

The foregoing description is not complete and is qualified in its entirety by the Amendment, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description
10.1
Amendment No. 2 to Credit Agreement, dated as of April 24, 2020, by and among Fossil Group, Inc., Fossil Partners, L.P., Fossil Group Europe GmbH, Fossil Asia Pacific Limited, Fossil (Europe) GmbH, Fossil (UK) Limited, Fossil Canada Inc., Fossil France S.A., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020

FOSSIL GROUP, INC.

	By:	/s/ JEFFREY N. BOYER
	Name:	Jeffrey N. Boyer
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer